UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	May 14, 2020

PATRICK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-03922	35-1057796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

107 W. Franklin Street, P.O. Box 638	Elkhart,	Indiana	46515
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s Telephone Number, including area code	(574)	294-7511

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	PATK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).            Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Shareholders of the Company was held on May 14, 2020. The total shares outstanding on the record date, March 20, 2020, were 23,594,223. The total shares voted at the meeting in person or by proxy were 22,056,679 which represented 93.48% of the total outstanding eligible votes. Each of the director nominees were elected and each of the proposals voted upon at the annual meeting was adopted by the requisite shareholder vote. The results of the matters voted upon at the Annual Meeting of Shareholders are as follows:
Proposal 1 - Election of nine directors to the Board of Directors to serve until the 2021 Annual Meeting.

Directors	For	Withheld	Broker Non-Votes
Joseph M. Cerulli	19,856,535	774,174	1,425,970
Todd M. Cleveland	20,339,119	291,590	1,425,970
John A. Forbes	19,305,105	1,325,604	1,425,970
Michael A. Kitson	20,083,169	547,540	1,425,970
Pamela R. Klyn	20,107,680	523,029	1,425,970
Derrick B. Mayes	20,106,760	523,949	1,425,970
Andy L. Nemeth	20,497,314	133,395	1,425,970
Denis G. Suggs	20,081,048	549,661	1,425,970
M. Scott Welch	19,999,987	630,722	1,425,970
Proposal 2 - Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2020. There were no broker non-votes.

For	Against	Abstain
21,681,640	298,907	76,132

Proposal 3 - To approve an amendment to the Company’s 2009 Omnibus Incentive Plan to increase the number of shares available for grant.

For	Against	Abstain	Broker Non-Votes
14,736,892	5,815,061	78,756	1,425,970

Proposal 4 - To approve, in an advisory and non-binding vote, the compensation of the Company’s named executive officers for fiscal year 2019.

For	Against	Abstain	Broker Non-Votes
15,520,578	4,987,358	122,773	1,425,970

Item 8.01     Other Events.
On May 14, 2020, the Board of Directors (the "Board") of Patrick Industries, Inc. declared a quarterly cash dividend of $0.25 per share of common stock, which will be payable on June 15, 2020, to shareholders of record at the close of business on June 1, 2020.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits

Exhibit 99.1 - Press Release dated May 18, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRICK INDUSTRIES, INC.
(Registrant)

Date: May 18, 2020	By:	/s/ Joshua A. Boone
Joshua A. Boone
Executive Vice President - Finance and Chief Financial Officer